UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2020

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On January 24, 2020, Casa Systems, Inc. (the “Company”) issued a press release updating financial guidance for the fiscal year ended December 31, 2019. The Company had previously announced guidance for the fiscal year in its earnings release for the quarter ended September 30, 2019, a copy of which the Company furnished as an exhibit to its Current Report on Form 8-K dated October 31, 2019. The full text of the Company’s January 24, 2020 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2020, Maurizio Nicolelli notified the Company of his intention to resign from his position as Chief Financial Officer and any and all other positions he holds as an officer or employee of the Company, effective January 31, 2020, to pursue other opportunities. Mr. Nicolelli has agreed to assist in the orderly transition of his duties until his separation date.

In connection with the departure of Mr. Nicolelli, on January 23, 2020, the Board of Directors of the Company appointed Scott Bruckner, the Company’s Senior Vice President, Strategy and Corporate Development, interim Chief Financial Officer and designated him to serve as principal financial officer of the Company on an interim basis commencing February 1, 2020. Mr. Bruckner, age 61, has served as the Company’s Senior Vice President, Strategy and Corporate Development since November 2017. Prior to joining the Company, Mr. Bruckner served as a Senior Managing Director of Macquarie Group from June 2015 to November 2017 and as a Partner at Perella Weinberg Partners from April 2007 to May 2015. Mr. Bruckner holds a B.A. in International Relations and Slavic Languages and Literature from the University of Southern California and an M.A. and a Ph.D. in Political Science and Political Economy from the University of California, Los Angeles.

Mr. Bruckner has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Bruckner and any other person pursuant to which he is being appointed as the principal financial officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 24, 2020*

*	This exhibit shall be deemed to be furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Casa Systems, Inc.

Date: January 24, 2020	By:	/s/ Jerry Guo
Jerry Guo
President and Chief Executive Officer